TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	TRADE AND OTHER PAYABLES

	$ million
	Dec 31, 2021		Dec 31, 2020
	Current	Non-current	Current	Non-current
Trade payables	34,136	—	22,664	—
Other payables [A]	9,617	1,675	6,941	1,843
Sales taxes, excise duties and similar levies	3,522	—	2,895	—
Amounts due to joint ventures and associates	4,793	36	3,281	39
Accruals and deferred income	11,105	364	8,791	422
Total	63,173	2,075	44,572	2,304
[A] Includes obligations under environmental compliance schemes of $4,016 million as at December 31, 2021 (2020: $2,053 million). (See Note 31)
The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.
Other payables include amounts due to joint arrangement partners and in respect of other project-related items.
Information about offsetting, collateral and liquidity risk is presented in Note 20.